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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the Inclusion in this registration statement on Form S-3
(Registration No. 333-       ) of our report dated March 6, 1998 on our audits
of the consolidated financial statements of International Home Foods, Inc. as of December 31, 1997 and 1996 and for the years then ended. We also consent to the reference to our Firm under the caption "Experts".




                                        /s/  PricewaterhouseCoopers LLP

                                                  August 13, 1998